Item 1: Report to Shareholders

Maryland Tax-Free Money Fund	August 31, 2006

The views and opinions in this report were current as of August 31, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Bonds produced modestly positive returns in the six-month period ended August 31, 2006, with tax-free municipal bonds outpacing their taxable counterparts. Bond yields rose across almost all maturities but ended the period below their highest levels as the Federal Reserve, which lifted the federal funds target rate to 5.25% at the end of June, suspended its tightening efforts in early August in anticipation of reduced inflation pressures stemming from slower economic growth. Long-term and lower-quality municipal securities continued to outperform short-term and higher-quality issues. The Maryland Tax-Free Funds posted good returns for the past six months, and results were generally in line with their benchmarks for the year.

MARKET ENVIRONMENT

Economic growth, which accelerated at the beginning of 2006, moderated over the last six months. Rising mortgage rates helped cool the housing market, job growth softened, and consumer spending decelerated amid rising interest rates, stubbornly high oil and gas prices, and slower housing equity growth.

A tight labor market and higher commodity and energy prices have raised business production costs, spurring price increases and inflation above the Fed’s comfort zone. In response, the central bank lifted the federal funds target rate to 5.25% in June—a level not seen in more than five years. However, on August 8, the central bank refrained from raising the fed funds rate for the first time in two years—the highly anticipated “pause” in Fed tightening—based on the moderation of U.S. economic growth and perceptions that “inflation pressures seem likely to moderate over time.” The Fed acknowledged that “some inflation risks remain” and left open the possibility of additional rate increases.

Maryland municipal money market yields rose in the last six months, as shown in the graph on page 1. Intermediate-term rates rose to a lesser extent, while long-term rates were nearly flat. As a result, the municipal yield curve—a graphic depiction of the difference between yields of municipal bonds with various maturities—flattened. From the beginning to the end of the reporting period, yields on municipal securities maturing in five years or less were virtually the same, and there was only a 70- to 80-basis-point difference between municipal money market yields and the yield on 30-year municipal bonds—an unusually narrow spread. (One hundred basis points equal one percentage point.)

In the taxable bond market, Treasury yields rose across all maturities, with short-term rates rising more than long-term. In fact, portions of the Treasury yield curve were inverted for much of the last six months (i.e., some short-term yields were higher than some long-term yields), historically a harbinger of slower economic growth. On an absolute basis, municipal bonds once again outperformed their taxable counterparts in the first half of our fiscal year, much as they have for most of the last three years. In the six-month period ended August 31, the Lehman Brothers Municipal Bond Index returned 2.02% versus 1.82% for the Lehman Brothers U.S. Aggregate Index.

MUNICIPAL MARKET NEWS

New municipal borrowing in the first eight months of the year totaled about $235 billion nationwide, which was approximately 15% lower than in the first eight months of 2005 (according to data from Thomson Financial as published in The Bond Buyer). Refunding issuance fell dramatically as interest rates rose at the beginning of our fiscal year, while demand from investors, including nontraditional buyers of municipals such as hedge funds, remained supportive. Credit conditions have remained favorable, and state government coffers continued to accumulate surplus tax revenues.

Long-term municipals outperformed shorter-term issues in the last six months, due primarily to the decline in longer-term interest rates that started at the end of June. High-yield securities maintained their performance advantage over investment-grade issues for the six-month reporting period, although they trailed high-quality bonds in the last two months.

Within the high-quality universe, bonds rated BBB—the lowest investment-grade tier—fared better than securities with higher credit ratings. Tobacco and hospital revenue bonds continued to outperform, resulting in valuations that appear to be extended. Housing finance revenue bonds also did well in the first half of our fiscal year, though they have lagged slightly in recent months. As spreads for lower-quality issues tightened, investors turned to the higher yields available in housing bonds.

MARYLAND MARKET NEWS

Maryland’s economy continued to fare well compared with other states. Over the past 12 months through July, employment increased by 2.1% compared with the national increase of 1.3% over the same period. Maryland’s seasonally adjusted unemployment rate was 4.3% in July 2006, significantly lower than the 4.8% unemployment rate for the nation. Maryland now ranks fourth nationally in per capita personal income.

The state’s unaudited general fund revenues for the fiscal year ended June 30, 2006, exceeded 2005’s revenues by 7%, or $842 million. All major sources of revenue (personal income taxes, corporate income taxes, and sales and use taxes) showed healthy increases, indicating the broad nature of Maryland’s participation in the healthy national economy. At the same time, the state’s revenue stabilization fund increased to $758 million, from $521 million one year ago, and represented a healthy 6% of general fund revenues.

Maryland’s fiscal 2007 budget allows for increased spending with record increases for kindergarten through 12th grade and higher education programs. These spending increases may not be sustainable because future general fund revenues may not grow as robustly as they did in fiscal 2006, and expense growth may need to slow to maintain a balanced budget. However, in comparison with other states, Maryland’s reserve position is strong, and we take comfort in the state’s long history of responsible stewardship.

General obligation bonds issued by Maryland are rated Aaa, AAA, and AAA by Moody’s Investors Service, Standard & Poor’s, and Fitch Rating, respectively, and each of the rating agencies carries a stable outlook.

PERFORMANCE AND PORTFOLIO STRATEGIES

Maryland Tax-Free Money Fund
The Maryland Tax-Free Money Fund outperformed the Lipper Other States Tax-Exempt Money Market Funds Average for the 6- and 12-month periods ended August 31, 2006, with returns of 1.47% and 2.66%, respectively. Money fund investors benefited from steadily rising yields in response to continued tightening by the Federal Reserve. Since our February report, the fund’s seven-day simple dividend yield has moved up 37 basis points (0.37%) to 2.98%.

With the Federal Reserve raising the fed funds rate to 5.25%, money market rates have continued their trend to higher levels. Money market rates peaked in late June as the market began to anticipate a Fed pause in its policy of tighter monetary conditions. Markets reacted to both the August Fed pause and indications of a slowing economy by anticipating that the central bank might begin cutting rates in early 2007. This sentiment shift caused rates to retrace somewhat in July and August.

In the past six months, yields on one-year Maryland municipal securities moved from approximately 3.35% in March, to as high as 3.70% in late June, before falling to around 3.50% at the end of August. Longer Maryland maturities continue to trade at a premium due to strong demand for Maryland tax-exempt income, yielding five to 10 basis points (five basis points equals 0.05%) less than comparable national issues. Variable rate notes—a growing share of the municipal money market—averaged yields near 3.40%, about 50 basis points higher than in the preceding six-month period. Given the flat money market curve—a difference of only about 10 basis points in yield between seven-day and one-year maturities—we have found little incentive to extend the fund’s maturity. As a result, the fund ended the period with a weighted average maturity of 31 days, well below the 39-day maturity six months ago.

The municipal money market curve has become very flat, with one-year maturities offering only roughly 15 basis points in additional yield relative to seven-day notes. A number of factors are contributing to the flat curve: the reduced issuance of fixed-rate notes in Maryland, surging new issuance of synthetic variable rate notes (longer-term notes designed to protect investors from interest rate changes), and uncertainty about the economy and the direction of the Fed’s next move. These factors cause us to expect the municipal money market yield curve to remain flat near term. Until a clearer picture of the economy and its implications for Fed policy emerge, we feel a neutral investment posture is appropriate.

Maryland Short-Term Tax-Free Bond Fund
The Maryland Short-Term Tax-Free Bond Fund returned 1.60% in the first half of our fiscal year ended August 31, 2006, outperforming the Lipper Short Municipal Debt Funds Average. For the 12-month period, the fund trailed the Lipper average. Returns were up modestly during the past six months, with most of the appreciation occurring in July and August as evidence of a slowing economy began to emerge. Our relatively aggressive strategy benefited your fund’s results over the summer, when our segment of the municipal market started to perform better.

In the past six months, we have come to believe that the short-term segment of the Maryland municipal yield curve offered good relative valuations. As an asset class, short-term bonds had not fared as well as some other fixed-income investments, and we believed they had reached a point where their valuations were appealing. Consequently, our investment strategy focused on several areas. First, we extended the fund’s duration to 2.6 years from 2.0 years six months ago. (Duration is a measure of a fund’s sensitivity to changes in interest rates; see the Glossary for a more detailed explanation.) We also extended the fund’s weighted average maturity to 2.9 years at the end of the reporting period, close to its three-year maximum.

We reduced our cash holdings (approximately 10% of total net assets six months ago) and shifted our exposure further out the yield curve to lock in higher yields as they became available. During the period, we reduced our allocation to bonds maturing within two years to 27% from 34%. At the same time, we raised our allotment of bonds maturing in two to four years by 12 percentage points to 50%.

We also increased exposure to state and local general obligation bonds from 36.2% to 47.2% of the fund’s assets. General obligation bonds looked appealing because they entail limited credit risk and offer better value in some instances than other short-term municipals with lower credit ratings. Finally, we aggressively traded the fund to improve the dividend yield. As a result, the 30-day dividend yield rose 43 basis points to 2.98% over the past six months and the standardized yield climbed 22 basis points to 3.16%.

We believe the outlook for short-term securities is good as the Federal Reserve nears the end of its two-year tightening cycle.

Maryland Tax-Free Bond Fund

The Maryland Tax-Free Bond Fund returned 1.89% and 2.90% for the 6- and 12-month periods ended August 31, respectively. These returns exceeded those of the Lipper peer group average, reflecting the fund’s solid performance over both periods. Overall, six-month returns were significantly higher than they were last February, reflecting the market’s appreciation for the Fed’s holding pattern in its program of interest rate increases.

The fund’s net asset value at the end of August was $10.65, down $0.04 over the past six months. The income distribution for the six-month period remained at $0.24 per share, the same as in the prior six-month period, and the fund’s 30-day dividend yield edged up to 4.47% at the end of the reporting period. In a year of generally modest absolute returns, the fund continued to outperform its peers for the 6- and 12-month periods. Our positive absolute and relative results reflected the success of our investments in the lower-quality tiers, our yield curve positioning, our sector weightings, and finally the important positive tailwind we get from our below-average fees. With yields still comparatively low from a historical perspective, low expenses are an important and sustainable advantage that allow us to pass through more income to you as a shareholder.

Since our last shareholder letter, dated February 28, 2006, we focused our new cash flow and reinvestment proceeds on bonds maturing in 20 years or more. This strategy worked in our favor, because as the municipal yield curve continued to flatten, short- and intermediate-term bonds lagged, and longer-term bonds provided excellent relative returns. However, the reporting period ended with the fund’s average maturity (14.4 years) and duration (5.0 years) relatively unchanged.

The portfolio’s overall credit quality remained very high, and 84% of the portfolio is invested in credits rated A or higher. When opportunities arose, however, we purchased some lower-quality, investment-grade bonds and several below investment-grade credits to capture their yield advantage over insured and higher-quality issues. Low overall market rates allowed the Collington Episcopal Life Care Retirement Community facility in Prince George’s County to refund its outstanding debt (we held a 0.5% position), taking our previously below investment-grade bonds to AAA quality by the end of the period. The long end of the curve produced excellent relative returns, particularly many of our existing health care holdings. Johns Hopkins Hospital, Carroll County General Hospital, and Mercy Medical Center were among the best contributors for the period. Most of these are longer-maturity holdings and because they are not AAA rated, they provided higher tax-free income as well. (Please see the fund’s financial statements for a complete listing of holdings and the amount each represents in the portfolio.)

Sensing an opportunity, we began building our position in uninsured Puerto Rico bonds during the period. Budget woes contributed to downgrades and the yields for Puerto Rico’s debt (which is exempt from state taxes in every state in the U.S. and generally trades at expensive levels) widened considerably, creating an opportunity to add exposure to this credit at historically good valuations. (Bond prices and yields move in opposite directions.) On this weakness, we brought our collective uninsured Puerto Rico position from near zero to about 2% over the past six months. We look for Puerto Rico to be a good contributor in subsequent periods.

Overall, we have shifted our credit preference toward the A and higher rated category as yield spreads for low-quality bonds compressed further. Good value has become more difficult to find in the lower-quality sectors of the market. While we are pleased to have the additional flexibility to invest up to 10% of the portfolio in below investment-grade bonds (see the Prospectus Update after the letter), in the present market environment, we have become more selective in the high-yield sector.

OUTLOOK

Following two years of Federal Reserve interest rate increases, the economy seems to be transitioning from a period of rapid growth to a period of below-trend growth that we believe will continue well into the year 2007. The slowdown in the housing market, which is largely attributable to rising mortgage rates, is beginning to have an impact on employment in housing-related industries. At the same time, reduced refinancing activity and slower home equity growth, coupled with higher interest and energy costs, are dampening consumer spending. Cost and price pressures continue to mount, however, which could drive yields higher and prompt the central bank to raise the fed funds rate a few more times. At present, however, Fed officials seem prepared to keep short-term rates steady as long as they believe that the economy is slowing sufficiently to ease inflation pressures over time.

Two factors that should support municipal bonds at current levels are the municipal yield curve’s positive slope (that is, longer maturities have higher yields than short maturities) and the likelihood that supply will continue decreasing for the rest of the year. While we are beginning to favor high-quality securities over high-yield issues because of current valuations, our lower-quality municipal allocations remain an important component of our strategies. As always, we will continue to rely upon our proprietary research to uncover the best credit opportunities and selectively invest in attractive income-producing investments.

Municipal bonds have outperformed their taxable counterparts on an absolute basis over the past several years, reaching valuations one might consider rich. However, municipal bonds may be on a long-term trend of improving valuations, which, in a broader, historical context, may still appear attractive. Thus, municipals may continue to be an appealing alternative for investors in higher tax brackets, as their after-tax yields are likely to be higher than those of comparable taxable securities.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Maryland Tax-Free Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Maryland Short-Term Tax-Free Bond Fund

Hugh D. McGuirk
Chairman of the Investment Advisory Committee
Maryland Tax-Free Bond Fund

September 18, 2006

Each committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing each fund’s investment programs.

PROSPECTUS UPDATE

The following supplement updates the prospectus for the T. Rowe Price Maryland Tax-Free Bond Fund dated July 1, 2006:

On July 19, 2006, the fund’s Board of Trustees authorized the fund to change the current restriction allowing the fund to invest up to 5% of its assets in below investment-grade securities to a new restriction allowing the fund to invest up to 10% of its total assets in below investment-grade securities. The new policy will be effective November 1, 2006.

RISKS OF FIXED-INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The Maryland Tax-Free Funds are less diversified than those investing nationally.

The money fund seeks to maintain a stable net asset value and provide an appropriate place for money between investments or during uncertain market conditions. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

GLOSSARY

Appropriation-backed bonds: Long-term obligations sold under a variety of financial arrangements—primarily lease-purchase and contractual service agreements used to finance capital projects. Debt service on such obligations is appropriated by the state legislature annually, but the legislature has no legal obligation to continue to make such appropriations.

Average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and therefore a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lehman Brothers Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Lehman Brothers U.S. Aggregate Index: A broadly diversified index of investment-grade corporate, government, and mortgage securities.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories by Lipper.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed-income portfolio is to study the trends reflected by yield curves.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 99.6%		
MARYLAND 95.5%		
Annapolis, Public Improvement, GO, 4.375%, 11/1/06	525	526
Anne Arundel County, GO 5.00%, 9/1/11 (Prerefunded 9/1/06) (1)	100	101
Baltimore, Convention Center, 5.00%, 9/1/06 (2)	1,000	1,000
Baltimore County, Metropolitan Dist. 67th Issue, GO 5.00%, 6/1/07	245	247
Baltimore County, Quail Ridge Apartments VRDN (Currently 3.42%)	2,700	2,700
Baltimore County, St. James Academy, VRDN (Currently 3.61%)	3,995	3,995
Baltimore County Metro Dist., GO, TECP, 3.60%, 11/30/06	3,000	3,000
Baltimore County Metro Dist., GO, TECP, 3.65%, 10/5/06	1,000	1,000
Baltimore County Mortgage, Spring Hill Realty VRDN (Currently 3.45%)	3,000	3,000
Calvert County Economic Dev., Asbury Solomons Obligation Group, VRDN (Currently 3.42%)	4,960	4,960
Carroll County, Fairhaven Retirement Community VRDN (Currently 3.41%)	620	620
Carroll County, Fairhaven Retirement Community VRDN (Currently 3.42%)	3,140	3,140
Carroll County, Volunteer Fire Department, GO, 4.00%, 12/1/06	195	195
Gaithersburg, Asbury Solomons Group VRDN (Currently 3.40%) (2)	1,675	1,675
Gaithersburg, Asbury Solomons Group, VRDN (Currently 3.42%)	2,215	2,215
Howard County, Sherwood Crossing Apartments VRDN (Currently 3.41%)	700	700
Maryland, State & Local Fac., 5.00%, 10/15/07 (Prerefunded 10/15/06) (1)	50	50
Maryland, State & Local Fac., GO, 5.00%, 10/15/06	635	636
Maryland, State & Local Fac., GO, 5.00%, 2/1/07	4,750	4,777
Maryland CDA, Barrington Apartment VRDN (Currently 3.42%) (3)	6,500	6,500
Maryland CDA, Fort Washington Manor VRDN (Currently 3.52%) (3)	4,000	4,000

Maryland CDA, Parklane Apartments VRDN (Currently 3.45%) (3)	1,800	1,800
Maryland CDA, Residential, 3.20%, 11/24/06 (3)	3,000	3,000
Maryland CDA, Residential, 3.40%, 3/7/07 (3)	1,000	1,000
Maryland CDA, Residential, 3.72%, 9/12/07 (3)	2,000	2,000
Maryland CDA, Residential, VRDN (Currently 3.41%) (3)	1,600	1,600
Maryland CDA, Residential, VRDN (Currently 3.43%) (3)	5,400	5,400
Maryland CDA, Single Family, 4.40%, 4/1/07 (3)	2,000	2,005
Maryland DOT, 4.00%, 12/15/06	300	300
Maryland DOT, 4.50%, 6/15/07 (3)(4)	460	463
Maryland DOT, 5.50%, 9/1/06	1,300	1,300
Maryland Economic Dev. Corp., American Urological Ed. VRDN (Currently 3.41%)	960	960
Maryland Economic Dev. Corp., Associated Catholic Charities VRDN (Currently 3.58%)	3,850	3,850
Maryland Economic Dev. Corp., Bindagraphics VRDN (Currently 3.46%) (3)	2,700	2,700
Maryland Economic Dev. Corp., Catholic Relief Services VRDN (Currently 3.41%)	5,000	5,000
Maryland Economic Dev. Corp., Constellation Energy VRDN (Currently 3.40%)	3,000	3,000
Maryland Economic Dev. Corp., Federation of American Societies, VRDN (Currently 3.57%)	400	400
Maryland Economic Dev. Corp., Providence Center VRDN (Currently 3.62%)	3,000	3,000
Maryland Economic Dev. Corp., YMCA of Cental Maryland VRDN (Currently 3.45%)	1,950	1,950
Maryland HHEFA, Adventist Healthcare, VRDN (Currently 3.40%)	5,000	5,000
Maryland HHEFA, Adventist Healthcare, VRDN (Currently 3.42%)	4,495	4,495
Maryland HHEFA, Beth Tfiloh Dahan Community School VRDN (Currently 3.41%)	4,710	4,710
Maryland HHEFA, Charlestown Community VRDN (Currently 3.40%)	4,100	4,100
Maryland HHEFA, Collington Episcopal Life Care VRDN (Currently 3.40%)	3,110	3,110
Maryland HHEFA, French Int'l. School, VRDN (Currently 3.41%)	800	800

Maryland HHEFA, Friends School of Baltimore VRDN (Currently 3.41%)	5,300	5,300
Maryland HHEFA, Ginger Cove Life Care, VRDN (Currently 3.41%)	8,405	8,405
Maryland HHEFA, Indian Creek School, VRDN (Currently 3.61%)	2,000	2,000
Maryland HHEFA, Johns Hopkins Univ., VRDN (Currently 3.39%)	2,265	2,265
Maryland HHEFA, Mercy Ridge, VRDN (Currently 3.44%)	170	170
Maryland HHEFA, Norwood School, VRDN (Currently 3.63%)	1,560	1,560
Maryland HHEFA, Stella Maris Operating Corp. VRDN (Currently 3.45%)	1,650	1,650
Maryland HHEFA, Trinity School, VRDN (Currently 3.41%)	2,885	2,885
Maryland HHEFA, Univ. of Maryland Medical VRDN (Currently 3.41%) (4)	9,280	9,280
Maryland Ind. Dev. Fin. Auth., National Aquarium in Baltimore VRDN (Currently 3.40%)	1,700	1,700
Maryland Transportation Auth., Baltimore-Washington Int'l Airport, VRDN (Currently 3.42%) (3)	4,400	4,400
Montgomery County, Consolidated Public Improvement 5.375%, 5/1/10 (Prerefunded 5/1/07) (1)	50	52
Montgomery County, GO, 4.25%, 5/1/07	5,000	5,021
Montgomery County, GO, BAN, VRDN (Currently 3.57%)	1,200	1,200
Montgomery County, GO, BAN, VRDN (Currently 3.57%)	1,650	1,650
Montgomery County Economic Dev., Georgetown Preparatory School, VRDN (Currently 3.41%)	1,450	1,450
Montgomery County Economic Dev., Howard Hughes Medical Institute, VRDN (Currently 3.43%)	2,000	2,000
Montgomery County Economic Dev., Howard Hughes Medical Institute, VRDN (Currently 3.43%)	2,000	2,000
Montgomery County Economic Dev., Institute for Genomic Research, VRDN (Currently 3.41%)	1,530	1,530
Montgomery County Economic Dev., Rehabilitation Opportunities, VRDN (Currently 3.41%)	200	200
Montgomery County Economic Dev., Sandy Spring Friends School, VRDN (Currently 3.41%)	4,045	4,045
Montgomery County Housing Opportunities, Oakfield Apartments, VRDN (Currently 3.48%) (3)	2,400	2,400

Montgomery County Housing Opportunities, Oakwood Multi-Family, VRDN (Currently 3.45%)	2,250	2,250
Montgomery County Housing Opportunities, Single-Family 4.50%, 12/29/06 (3)	1,000	1,003
Prince Georges County, Equipment Acquisition 4.00%, 9/1/06 (2)	2,150	2,150
Prince Georges County, GO, 4.00%, 12/1/06 (5)	500	501
Prince Georges County, GO, 5.00%, 10/1/06	2,100	2,102
Prince Georges County Hosp., Collington Episcopal Life Care VRDN (Currently 3.40%)	4,000	4,000
Univ. of Maryland, Auxiliary Fac. & Tuition, 5.00%, 4/1/07	1,000	1,008
Univ. of Maryland, College Park, VRDN (Currently 3.46%)	1,030	1,030
		182,187

PUERTO RICO 4.1%

Puerto Rico Highway & Transportation Auth. VRDN (Currently 3.40%) (6)	3,400	3,400
Puerto Rico Ind., Medical & Environmental Auth., PCR, Abbott Labs, 3.55%, 3/1/23 (Tender 3/1/07) (7)	500	500
Puerto Rico Infastructure Fin. Auth., Excise Taxes VRDN (Currently 3.40%) (4)	1,775	1,775
Puerto Rico Public Fin. Corp., VRDN (Currently 3.44%) (5)	2,185	2,185
		7,860
Total Municipal Securities (Cost $190,047)		190,047
Total Investments in Securities 99.6% of Net Assets (Cost $190,047)		**$ 190,047**

† Denominated in U.S. dollars unless otherwise noted
(1) Prerefunded date is used in determining portfolio maturity.
(2) Insured by MBIA Insurance Corp.
(3) Interest subject to alternative minimum tax
(4) Insured by AMBAC Assurance Corp.
(5) Insured by Financial Guaranty Insurance Company
(6) Insured by Financial Security Assurance Inc.
(7) Variable Rate; rate shown is effective rate at period-end

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The Maryland Tax-Free Money Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on March 30, 2001. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal and Maryland state and local income taxes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

NOTE 2 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2006.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 28, 2006, the fund had $1,000 of unused capital loss carryforwards that expire in fiscal 2013.

At August 31, 2006, the cost of investments for federal income tax purposes was $190,047,000.

NOTE 3 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2006, the effective annual group fee rate was 0.31%.

The fund is also subject to a contractual expense limitation through June 30, 2007. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.55%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than June 30, 2009. Pursuant to this agreement, management fees in the amount of $21,000 were repaid during the six months ended August 31, 2006. Including these amounts, management fees waived in the amount of $69,000 remain subject to repayment at August 31, 2006.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2006, expenses incurred pursuant to these service agreements were $32,000 for Price Associates and $22,000 for T. Rowe Price Services. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

As of August 31, 2006, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 37,552,037 shares of the fund, representing 20% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Trustees unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the one- and three-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper, an independent provider of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was generally below the median for comparable funds. The information also indicated that the fund’s expense ratio was above the median for certain groups of comparable funds, but below the median for other groups of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 13, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 13, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	October 13, 2006